EXHIBIT 32.2

CERTIFICATION MICHAEL D. WITZEMAN

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President, Chief Financial Officer and Controller of Chemed Corporation (“Company”), does hereby certify that:

1)    The Company’s Annual Report on Form 10-K for the year ending December 31, 2025 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2026

ih
/s/ Michael D. Witzeman
Michael D. Witzeman
(Executive Vice President, Chief Financial Officer and Controller)